UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2022

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SAFT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On June 1, 2022, Safety Insurance Group, Inc. (the “Company”) held its annual meeting of stockholders (the “2022 Annual Meeting”) at which the stockholders approved certain amendments to its amended and restated certificate of incorporation regarding: (i) the right to call special meetings by stockholders, (ii) the right to act by written consent by stockholders, and (iii) the elimination of supermajority voting requirements (each, a “Charter Amendment” and collectively, the “Charter Amendments”), in the form previously attached to, and as described in, the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2022 (the “2022 Proxy Statement”). The Charter Amendments became effective upon the filing of a certificate of amendment the Secretary of State of the State of Delaware on June 3, 2022.

At the 2022 Annual Meeting, the stockholders approved a corresponding amendment to the Company’s amended and restated bylaws (the “Bylaws”) regarding the right to call special meetings by stockholders, in the form previously attached to, and as described in, the 2022 Proxy Statement.

On June 3, 2022, as contemplated by the 2022 Proxy Statement, the Board approved a corresponding amendment to the Bylaws relating to the right to act by written consent by stockholders. As a result, Article II, Section 7 of the Bylaws has been amended in its entirety to read as follows:

“Section 7. Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken, without a meeting, without prior written notice, and without a vote in accordance with the Certificate of Incorporation, these Bylaws, and the DGCL.”

The certificate of amendment and the Bylaws, as amended, are filed herewith as Exhibit 3.1 and 3.2, respectively, and are incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Safety Insurance Group, Inc., dated June 3, 2022
3.2	Amended and Restated Bylaws of Safety Insurance Group, Inc., dated June 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)

Date: June 6, 2022	By:	/s/ CHRISTOPHER T. WHITFORD
Christopher T. Whitford
V.P., Chief Financial Officer and Secretary